UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083-0511

(Address of principal executive offices, including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the Exelixis, Inc. (the “Company”) 2005 Annual Meeting of Stockholders, which occurred on April 22, 2005, the Company’s stockholders approved an amendment to the Company’s 2000 Employee Stock Purchase Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan by 1,850,000 shares, from 1,800,000 shares to 3,650,000 shares.

A copy of the Plan reflecting the amendment was filed as Appendix A to the Company’s Proxy Statement related to the 2005 Annual Meeting of Stockholders and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1	2000 Employee Stock Purchase Plan. (1)

(1)	Filed as an Appendix to Exelixis, Inc.’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 18, 2005 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

Dated: April 28, 2005	By:	/s/ CHRISTOPH PEREIRA
Christoph Pereira
Vice President, Legal Affairs and Secretary

EXHIBIT LIST

Exhibit No.	Description
10.1	2000 Employee Stock Purchase Plan. (1)

(1)	Filed as an Appendix to Exelixis, Inc.’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 18, 2005 and incorporated herein by reference.